Summary Prospectus Supplement	August 31, 2020

Putnam Global Technology Fund
Summary Prospectus dated December 30, 2019

Effective August 31, 2020, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC

Portfolio manager

Di Yao, Portfolio Manager, Analyst, portfolio manager of the fund since 2012.

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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